     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 3, 1999


                                                      REGISTRATION NO. 333-78557
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           -------------------------

                                AMENDMENT NO. 7

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           -------------------------
                  FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3674                            04-3363001
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                      333 WESTERN AVENUE, MAIL STOP 01-00
                          SOUTH PORTLAND, MAINE 04106
                                 (207) 775-8100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------
                             DANIEL E. BOXER, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                  FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                      333 WESTERN AVENUE, MAIL STOP 01-00
                          SOUTH PORTLAND, MAINE 04106
                                 (207) 775-8100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                           -------------------------
                                WITH COPIES TO:

              NINA P. GRAYSON, ESQ.                              KRIS F. HEINZELMAN, ESQ.
              DECHERT PRICE & RHOADS                             CRAVATH, SWAINE & MOORE
               30 ROCKEFELLER PLAZA                                  WORLDWIDE PLAZA
             NEW YORK, NEW YORK 10112                               825 EIGHTH AVENUE
                  (212) 698-3500                                 NEW YORK, NEW YORK 10019
                                                                      (212) 474-1000

                           -------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] -------------.

     If this form is a post-effective amendment filed pursuant to Rule 462 (c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] -------------.

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] -------------.

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF
THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING
PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Portland, State of Maine, on the 3rd day of August 1999.


                                    FAIRCHILD SEMICONDUCTOR
                                    INTERNATIONAL, INC.

                                    By: /s/ DANIEL E. BOXER
                                       -----------------------------------------
                                        Executive Vice President
                                        and General Counsel


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities at the above-named Registrant on August 3, 1999.


                     SIGNATURE                                            TITLE
                     ---------                                            -----

                         *                           Chairman of the Board of Directors,
- ---------------------------------------------------  President and Chief Executive Officer
                   Kirk P. Pond                      (principal executive officer)

                         *                           Executive Vice President, Chief Financial
- ---------------------------------------------------  Officer and Director
                 Joseph R. Martin                    (principal financial officer)

                         *                           Vice President, Corporate Controller
- ---------------------------------------------------  (principal accounting officer)
                  David A. Henry

                         *                           Director
- ---------------------------------------------------
                  Brian L. Halla

                         *                           Director
- ---------------------------------------------------
                 William N. Stout

                         *                           Director
- ---------------------------------------------------
              Richard M. Cashin, Jr.

                         *                           Director
- ---------------------------------------------------
                 Paul C. Schorr IV

                         *                           Director
- ---------------------------------------------------
                 Ronald W. Shelly

             *By: /s/ DANIEL E. BOXER
     ---------------------------------------------
                    Daniel E. Boxer
                    Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
NO.                                DESCRIPTION                             PAGE
- -------                            -----------                             ----
1.01       Form of Underwriting Agreement to be dated on or about
           August 3, 1999 among Fairchild International, National
           Semiconductor, Credit Suisse First Boston Corporation,
           Salomon Smith Barney Inc., BancBoston Roberson Stephens Inc.
           and Deutsche Bank Securities, Inc.+
2.01       Agreement and Plan of Recapitalization dated January 24,
           1997 between Sterling and National Semiconductor
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Registration Statement on Form S-4 filed May
           12, 1997 (File No. 333-26897)).
2.02       Asset Purchase Agreement dated as of March 11, 1997 between
           Fairchild Semiconductor and National Semiconductor
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Registration Statement on Form S-4 filed May
           12, 1997 (File No. 333-26897)).
2.03       Acquisition Agreement dated November 25, 1997 between
           Fairchild Semiconductor Corporation and Raytheon Company
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Current Report on Form 8-K dated December 31,
           1997, filed January 13, 1998).
2.04       Amendment No. 1 to Acquisition Agreement dated December 29,
           1997 between Fairchild Semiconductor Corporation and
           Raytheon Company (incorporated by reference from Fairchild
           Semiconductor Corporation's Current Report on Form 8-K dated
           December 31, 1997, filed January 13, 1998).
2.05       Exhibit 3.14 to Acquisition Agreement dated December 29,
           1997 between Fairchild Semiconductor Corporation and
           Raytheon Company (incorporated by reference from Fairchild
           Semiconductor Corporation's Current Report on Form 8-K dated
           December 31, 1997, filed January 13, 1998).
2.06       Business Transfer Agreement dated December 20, 1998 between
           Samsung Electronics and Fairchild Semiconductor Corporation
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Current Report on Form 8-K dated April 13,
           1999, filed April 27, 1999).
2.07       Closing Agreement dated April 13, 1999 among Samsung
           Electronics, Fairchild Korea Semiconductor Ltd. and
           Fairchild Semiconductor Corporation (incorporated by
           reference from Fairchild Semiconductor Corporation's Current
           Report on Form 8-K dated April 13, 1999, filed April 27,
           1999).
3.01       Certificate of Incorporation of Fairchild International
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Registration Statement on Form S-4 filed May
           12, 1997 (File No. 333-26897)).
3.02       Bylaws of Fairchild International (incorporated by reference from Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4 filed May 12, 1997 (File No.
           333-26897)).
3.03       Certificate of Amendment to Certificate of Incorporation of
           Fairchild International (incorporated by reference from
           Fairchild International's Registration Statement on Form S-8
           filed July 7, 1998 (File No. 333-58603)).
3.04       Certificate of Amendment of Certificate of Incorporation of
           Fairchild International.+
3.05       Restated Certificate of Incorporation of Fairchild
           International.+

EXHIBIT
NO.                                DESCRIPTION                             PAGE
- -------                            -----------                             ----
4.01       Indenture dated April 7, 1999 among Fairchild Semiconductor
           Corporation, Fairchild International, as Guarantor,
           Fairchild Semiconductor Corporation of California, as
           Guarantor, and the United States Trust Company of New York.+
4.02       Form of 10 3/8% Senior Subordinated Notes Due 2007 (included in Exhibit 4.01).
4.03       Registration Rights Agreement dated March 30, 1999 among
           Fairchild Semiconductor Corporation, Fairchild
           International, as Guarantor, Fairchild Semiconductor
           Corporation of California, as Guarantor, Credit Suisse First
           Boston Corporation, Morgan Stanley & Co. Incorporated,
           Salomon Smith Barney Inc. and Fleet Securities, Inc.+
4.04       Registration Rights Agreement dated March 11, 1997 among
           Fairchild International, Sterling, National Semiconductor
           and certain investors.+
5.01       Opinion of Dechert Price & Rhoads.+
10.01      Indenture dated as of March 11, 1997 among Fairchild
           Semiconductor Corporation, Fairchild International, as
           Guarantor and United States Trust Company of New York, as
           Trustee relating to Fairchild Semiconductor Corporation's
           10 1/8% Senior Subordinated Notes (incorporated by reference from Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4 filed May 12, 1997 (File No.
           333-26897)).
10.02      Form of 10 1/8% Senior Subordinated Notes Due 2007 (included in Exhibit 10.01).
10.03      Technology Licensing and Transfer Agreement dated March 11,
           1997 between National Semiconductor and Fairchild
           Semiconductor Corporation (incorporated by reference from
           Amendment No. 3 to Fairchild Semiconductor Corporation's
           Registration Statement on Form S-4, filed July 9, 1997 (File
           No. 333-26897)).
10.04      Transition Services Agreement dated March 11, 1997 between
           National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Fairchild
           Semiconductor Corporation's Registration Statement on Form
           S-4, filed May 12, 1997 (File No. 333-26897)).
10.05      Fairchild Foundry Services Agreement dated March 11, 1997
           between National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Amendment No. 3 to Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4, filed July 9, 1997 (File No.
           333-26897)).
10.06      Revenue Side Letter dated March 11, 1997 between National
           Semiconductor and Fairchild Semiconductor Corporation
           (incorporated by reference from Amendment No. 3 to Fairchild
           Semiconductor Corporation's Registration Statement on Form
           S-4, filed July 9, 1997 (File No. 333-26897)).
10.07      Fairchild Assembly Services Agreement dated March 11, 1997 between National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Amendment No. 3 to Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4, filed July 9, 1997 (File No.
           333-26897)).
10.08      National Foundry Services Agreement dated March 11, 1997
           between National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Amendment No. 3 to Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4, filed July 9, 1997 (File No.
           333-26897)).

EXHIBIT
NO.                                DESCRIPTION                             PAGE
- -------                            -----------                             ----
10.09      National Assembly Services Agreement dated March 11, 1997
           between National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Amendment No. 3 to Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4, filed July 9, 1997 (File No.
           333-26897)).
10.10      Mil/Aero Wafer and Services Agreement dated March 11, 1997 between National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Amendment No. 3 to Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4, filed July 9, 1997 (File No.
           333-26897)).
10.11      Shared Services Agreement (South Portland) dated March 11,
           1997 between National Semiconductor and Fairchild
           Semiconductor Corporation (incorporated by reference from
           Amendment No. 3 to Fairchild Semiconductor Corporation 's
           Registration Statement on Form S-4, filed July 9, 1997 (File
           No. 333-26897)).
10.12      Credit Agreement dated March 11, 1997 among Fairchild
           Semiconductor Corporation, Fairchild International, Various
           Banks, Bankers Trust Company, Credit Suisse First Boston
           Corporation and Canadian Imperial Bank of Commerce
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Registration Statement on Form S-4, filed May
           12, 1997 (File No. 333-26897)).
10.13      Corporate Agreement dated February 20, 1992 between Torex
           Semiconductor Ltd. and National Semiconductor (incorporated by reference from Amendment No. 3 to Fairchild Semiconductor
           Corporation's Registration Statement on Form S-4, filed July
           9, 1997 (File No. 333-26897)).
10.14      Assembly/Test Subcontract Agreement dated August 13, 1998
           between NS Electronics Bangkok (1993) Ltd. and Fairchild
           Semiconductor Corporation (incorporated by reference from
           Fairchild Semiconductor Corporation's Annual Report on Form
           10-K for the fiscal year ended May 31, 1998, filed August
           27, 1998).
10.15      Supply Agreement dated January 20, 1996 between National
           Semiconductor and Dynacraft Industries Sdn. Bhd.
           (incorporated by reference from Amendment No. 3 to Fairchild
           Semiconductor Corporation's Registration Statement on Form
           S-4, filed July 9, 1997 (File No. 333-26897)).
10.16      Licensing and Manufacturing Agreement dated April 27, 1990 between National Semiconductor and Waferscale Integration,
           Inc. (incorporated by reference from Amendment No. 3 to
           Fairchild Semiconductor Corporation's Registration Statement
           on Form S-4, filed July 9, 1997 (File No. 333-26897)).
10.17      Qualified Titles Corresponding to Registry Title Nos. 19, 44
           and 3400-Mk 12 from the State of Penang, Malaysia and
           corresponding Sale and Purchase Agreements, each dated March
           11, 1997, between National Semiconductor Sdn. Bhd. and
           Fairchild Semiconductor Sdn. Bhd. (incorporated by reference from Fairchild Semiconductor Corporation's Registration
           Statement on Form S-4, filed May 12, 1997 (File No.
           333-26897)).

EXHIBIT
NO.                                DESCRIPTION                             PAGE
- -------                            -----------                             ----
10.18      Lease Agreement dated October 10, 1979 between Export
           Processing Zone Authority and Fairchild Semiconductor (Hong
           Kong) Limited, and Supplemental Agreements thereto dated May
           1, 1982; December 12, 1983; August 17, 1984; March 10, 1987;
           February 16, 1990; August 25, 1994; May 29, 1995; June 7,
           1995; November 9, 1995; and October 24, 1996 (incorporated by reference from Fairchild Semiconductor Corporation's
           Registration Statement on Form S-4, filed May 12, 1997 (File
           No. 333-26897)).
10.19      Lease for Santa Clara Facilities dated as of March 11, 1997 between National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Fairchild
           Semiconductor Corporation's Registration Statement on Form
           S-4, filed May 12, 1997 (File No. 333-26897)).
10.20      Shared Facilities Agreement (South Portland) dated March 11,
           1997 between National Semiconductor and Fairchild
           Semiconductor Corporation (incorporated by reference from
           Fairchild Semiconductor Corporation's Registration Statement
           on Form S-4, filed May 12, 1997 (File No. 333-26897)).
10.21      Environmental Side Letter dated March 11, 1997 between
           National Semiconductor and Fairchild Semiconductor
           Corporation (incorporated by reference from Fairchild
           Semiconductor Corporation's Registration Statement on Form
           S-4, filed May 12, 1997 (File No. 333-26897)).
10.22      Master Sublease Agreement dated March 11, 1997 between
           National Semiconductor and Fairchild Semiconductor
           Corporation and Master Lease Agreement dated December 13,
           1994 between General Electric Capital Corporation and
           National Semiconductor (incorporated by reference from
           Fairchild Semiconductor Corporation's Registration Statement
           on Form S-4, filed May 12, 1997 (File No. 333-26897)).
10.23      Fairchild NSC Deferred Compensation Plan Trust established effective March 11, 1997 (incorporated by reference from
           Fairchild Semiconductor Corporation's Registration Statement
           on Form S-4, filed May 12, 1997 (File No. 333-26897)).
10.24      Fairchild NSC Deferred Compensation Plan assumed and
           continued, effective March 11, 1997 (included as Schedule A to Exhibit 10.23).
10.25      Fairchild Benefit Restoration Plan (incorporated by
           reference from Fairchild Semiconductor Corporation's
           Registration Statement on Form S-4 dated, filed May 12, 1997
           (File No. 333-26897)).
10.26      Fairchild Incentive Plan (incorporated by reference from
           Fairchild Semiconductor Corporation's Registration Statement
           on Form S-4, filed May 12, 1997 (File No. 333-26897)).
10.27      FSC Semiconductor Corporation Executive Officer Incentive
           Plan (incorporated by reference from Fairchild Semiconductor
           Corporation's Registration Statement on Form S-4 dated,
           filed May 12, 1997 (File No. 333-26897)).
10.28      FSC Semiconductor Corporation Stock Option Plan
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Registration Statement on Form S-4, filed May
           12, 1997 (File No. 333-26897)).

EXHIBIT
NO.                                DESCRIPTION                             PAGE
- -------                            -----------                             ----
10.29      Employment Agreement dated March 11, 1997 among Fairchild
           Semiconductor Corporation, Fairchild International, Sterling
           and Kirk P. Pond (incorporated by reference from Fairchild
           Semiconductor Corporation's Registration Statement on Form
           S-4 dated, filed May 12, 1997 (File No. 333-26897)).
10.30      Employment Agreement dated March 11, 1997 among Fairchild
           Semiconductor Corporation, Fairchild International, Sterling
           and Joseph R. Martin (incorporated by reference from
           Fairchild Semiconductor Corporation's Registration Statement
           on Form S-4 dated, filed May 12, 1997 (File No. 333-26897)).
10.31      Credit Agreement -- Amended and Restated as of December 31,
           1997 (incorporated by reference from Fairchild Semiconductor
           Corporation's Quarterly Report on Form 10-Q for the
           quarterly period ended March 1, 1998, filed April 13, 1998).
10.32      Employee Stock Purchase Savings Plan, as amended as of June
           25, 1998 (incorporated by reference from Fairchild
           Semiconductor Corporation's Annual Report on Form 10-K for
           the fiscal year ended May 31, 1998, filed August 27, 1998).
10.33      Fairchild Revocable Savings Plan Trust, dated February 20,
           1998, executed by Fleet Bank of Maine, as trustee
           (incorporated by reference from Fairchild International's
           Registration Statement on Form S-8, filed July 7, 1998 (File
           No. 333-58603)).
10.34      Amendment to Securities Purchase and Holders Agreement dated
           May 29, 1998 (incorporated by reference from Fairchild
           Semiconductor Corporation's Annual Report on Form 10-K for
           the fiscal year ended May 31, 1998, filed August 27, 1998).
10.35      Form of Promissory Note between Fairchild Semiconductor
           Corporation and Management Investors dated June 3, 1998
           (incorporated by reference from Fairchild Semiconductor
           Corporation's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, filed August 27, 1998).
10.36      Second Amendment to Amended and Restated Credit Agreement
           dated August 25, 1998 among Fairchild International,
           Fairchild Semiconductor Corporation, the lenders party to
           the Credit Agreement dated March 11, 1997, Bankers Trust
           Company, Credit Suisse First Boston Corporation and Canadian
           Imperial Bank of Commerce (incorporated by reference from
           Fairchild Semiconductor Corporation's Quarterly Report on
           Form 10-Q for the fiscal quarter ended August 30, 1998,
           filed October 9, 1998).
10.37      Purchase Agreement dated March 30, 1999 among Fairchild
           Semiconductor Corporation, Fairchild International,
           Fairchild Semiconductor Corporation of California, Credit
           Suisse First Boston Corporation, Morgan Stanley & Co.
           Incorporated, Salomon Smith Barney Inc. and Fleet
           Securities, Inc.+
10.38      Transitional Services Agreement dated April 13, 1999 between
           Samsung Electronics and Fairchild Korea Semiconductor Ltd.+
10.39      Product Supply Agreement dated April 13, 1999 between
           Samsung Electronics and Fairchild Korea Semiconductor Ltd.+
10.40      Foundry Sale Agreement dated April 13, 1999 between Samsung
           Electronics and Fairchild Korea Semiconductor Ltd.+
10.41      Intellectual Property License Agreement dated April 13, 1999 between Samsung Electronics and Fairchild Korea
           Semiconductor Ltd.+

EXHIBIT
NO.                                DESCRIPTION                             PAGE
- -------                            -----------                             ----
10.42      Trademark License Agreement dated April 13, 1999 between
           Samsung Electronics and Fairchild Korea Semiconductor Ltd.+
10.43      Assembly and Test Services Agreement (Onyang) dated April
           13, 1999 between Samsung Electronics and Fairchild Korea
           Semiconductor Ltd.+
10.44      Assembly and Test Services Agreement (Suzhou) dated April
           13, 1999 between SESS Electronics Suzhou Semiconductor Co.,
           Ltd. and Fairchild Korea Semiconductor Ltd.+
10.45      EPI Services Agreement dated April 13, 1999 between Samsung
           Electronics and Fairchild Korea Semiconductor Ltd.+
10.46      Photo Mask Supply Agreement dated April 13, 1999 between
           Samsung Electronics and Fairchild Korea Semiconductor Ltd.+
10.47      Credit Agreement dated April 14, 1999 among Fairchild
           Semiconductor Corporation, Fairchild International, certain lenders named within the Credit Agreement, Credit Suisse
           First Boston Corporation, Salomon Brothers Holding Company
           Inc., ABN Amro Bank NV and Fleet National Bank.+
10.48      Employment Agreement dated March 28, 1999 between Fairchild
           International and Deok-Jung Kim.+
10.49      Employment Agreement dated as of April 23, 1999 between
           Fairchild Semiconductor Corporation and Kyoung-Soo Kim.+
10.50      Sublease Agreement dated April 23, 1999 between Veritas
           Software Corporation and Fairchild Semiconductor Corporation
           of California.+
10.51      Fairchild Executive Incentive Plan, as amended and restated, effective June 1, 1998.+
10.52      Securities Purchase and Holders Agreement dated as of March
           11, 1997 among Fairchild International, Sterling, National
           Semiconductor and Management Investors.+
21.01      Subsidiaries of Fairchild International.+
23.01      Consent of Dechert Price & Rhoads (included in the opinion filed as Exhibit 5.01).
23.02      Consent of Samil Accounting Corporation.+
23.03      Consent of KPMG LLP.+
23.04      Consent of KPMG LLP.+
24.01      Power of Attorney.+
24.02      Power of Attorney of David A. Henry.


- ------------------------

+ Previously filed.